SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
Small Cap Fund
Small/Mid Cap Equity Fund
High Yield Bond Fund

Supplement Dated July 16, 2008
to the Class A Shares Prospectus Dated September 30, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Small Cap, Small/Mid Cap Equity and High Yield Bond Funds.

Change in Sub-Adviser for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds

In the sub-section entitled "Large Cap Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, 21st Floor, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Fund. The portfolio manager of the Large Cap Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

In the sub-section entitled "Large Cap Diversified Alpha Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, 21st Floor, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Diversified Alpha Fund. The portfolio manager of the Large Cap Diversified Alpha Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Diversified Alpha Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

In the sub-section entitled "Large Cap Disciplined Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Legg Mason Capital Management, Inc.: Legg Mason Capital Management, Inc. (LMCM), located at 100 Light Street, 21st Floor, Baltimore, Maryland 21202, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. The portfolio manager of the Large Cap Disciplined Equity Fund's assets allocated to LMCM is Mary Chris Gay. Ms. Gay is responsible for the day-to-day management and investment decisions made with respect to the Large Cap Disciplined Equity Fund. Ms. Gay manages the portfolio based upon a master portfolio managed by Bill Miller, CFA, LMCM's Chief Investment Officer. Ms. Gay, Senior Vice President, joined the research department of Legg Mason, Inc. in 1988 and became an analyst for LMCM in 1989. She was named a Portfolio Manager in 1998. Mr. Miller, Chairman and Chief Investment Officer of LMCM, joined Legg Mason, Inc. in 1981 as the Director of Research.

There are no other changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds.

Change in Sub-Adviser for the Small Cap Fund

In the sub-section entitled "Small Cap Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Delaware Management Company is hereby deleted and replaced with the following:

Oppenheimer Capital LLC: Oppenheimer Capital LLC (Oppenheimer Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. Michael Corelli and Eric Sartorius, CFA, manage the portion of the Small Cap Fund's assets allocated to Oppenheimer Capital. Messrs. Corelli and Sartorius are responsible for the day-to-day management and investment decisions made with respect to the Small Cap Fund. Mr. Corelli, Managing Director, joined Oppenheimer Capital in 1999 as a senior analyst and became a lead portfolio manager in 2003. Mr. Sartorius, Vice President, joined Oppenheimer Capital in 2001 as a senior research analyst and became a portfolio manager in 2008.

There are no other changes in the portfolio management of the Small Cap Fund.

Change in Sub-Adviser for the Small/Mid Cap Equity Fund

In the sub-section entitled "Small/Mid Cap Equity Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the paragraph relating to Delaware Management Company is hereby deleted and replaced with the following:

Wells Capital Management Inc.: Wells Capital Management Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals led by Senior Portfolio Managers Stuart O. Roberts and Jerome C. Philpott, CFA, manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Wells Capital. Mr. Roberts joined Wells Capital in 1990 and has specialized in small cap growth investing since 1983. Mr. Philpott joined Wells Capital in 1991 and serves as managing director and senior portfolio manager for Wells Capital Management's Montgomery Small Cap Growth Equity team.

There are no other changes in the portfolio management of the Small/Mid Cap Equity Fund.

Change in Sub-Adviser for the High Yield Bond Fund

In the sub-section entitled "High Yield Bond Fund" under the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals, led by Kevin P. Loome, CFA, manages the portion of the High Yield Bond Fund's assets allocated to DMC. Mr. Loome, Senior Vice President, Senior Portfolio Manager and Head of High Yield Investments, is responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining DMC in August 2007, he spent eleven years at T. Rowe Price, starting as an analyst and leaving the firm as a portfolio manager.

There are no other changes in the portfolio management of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-507 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
Small Cap Fund
Small/Mid Cap Equity Fund
High Yield Bond Fund

Supplement Dated July 16, 2008
to the Statement of Additional Information ("SAI") Dated September 30, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha, Large Cap Disciplined Equity, Small Cap, Small/Mid Cap Equity and High Yield Bond Funds.

Change in Sub-Adviser for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

LEGG MASON CAPITAL MANAGEMENT, INC.—Legg Mason Capital Management, Inc. ("LMCM") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. LMCM, a Maryland corporation, was founded in 1982 and is a wholly-owned subsidiary of Legg Mason, Inc., a Maryland corporation.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

LMCM

Compensation. SIMC pays LMCM a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds as set forth in an investment sub-advisory agreement between LMCM and SIMC. LMCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. The following information relates to the period ended June 30, 2008.

All of LMCM's portfolio managers are paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the portfolio manager's accounts relative to the product's published benchmark, the portfolio manager's performance over other time periods, the total value of the assets managed by the portfolio manager, the portfolio manager's contribution to the research process, the profitability of LMCM and the portfolio manager's contribution to profitability, and trends in industry compensation levels and practices.

Portfolio managers are also eligible to receive stock options from Legg Mason, Inc., a parent company of LMCM, based upon an assessment of the portfolio manager's contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason Inc.'s 401(k) program, and participation in other Legg Mason Inc.'s deferred compensation plans.

Ownership of Fund Shares. As of the end of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds' most recently completed fiscal year, LMCM's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or Large Cap Disciplined Equity Fund.

Other Accounts. As of June 30, 2008, in addition to the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, LMCM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Mary Chris Gay	6		$2,321.3 million	14		$3,556.2 million	4		$768.7 million
	0	*	$0	0	*	$0	1	*	$110.7 million

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. LMCM's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. LMCM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, LMCM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of LMCM's portfolio managers' day-to-day management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. Because of their positions with the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Fund trades. It is theoretically possible that LMCM's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. However, LMCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of LMCM's portfolio managers' management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. This conflict of interest may be exacerbated to the extent that LMCM or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds. Notwithstanding this theoretical conflict of interest, it is LMCM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while LMCM's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds, such securities might not be suitable for the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds given their investment objectives and related restrictions.

There are no other changes in the portfolio management of the Large Cap, Large Cap Diversified Alpha and Large Cap Disciplined Equity Funds.

Change in Sub-Adviser for the Small Cap Fund

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," all references to Delaware Management Company's management of the Small Cap Fund are hereby deleted, and the following paragraph is hereby added:

OPPENHEIMER CAPITAL LLC—Oppenheimer Capital LLC ("Oppenheimer Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Oppenheimer Capital, a Delaware limited liability company, was founded in 1969 and is a wholly-owned subsidiary of Allianz Global Investors NY Holdings LLC, which is a wholly-owned subsidiary of Allianz Global Investors Management Partners, which is a wholly-owned subsidiary of Allianz Global Investors of America L.P., a Delaware limited partnership. Allianz SE, a public company, indirectly holds a controlling interest in Allianz Global Investors of America L.P.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," all references to Delaware Management Company's management of the Small Cap Fund are hereby deleted, and the following text is hereby added:

Oppenheimer Capital

Compensation. SIMC pays Oppenheimer Capital a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Oppenheimer Capital and SIMC. Oppenheimer Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2008.

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high caliber investment professionals. As more fully described below, each portfolio manager receives a fixed base salary, a variable bonus opportunity, and a benefits package. Key investment professionals are also eligible to participate in Oppenheimer Capital's long-term incentive program. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Each portfolio manager's compensation may consist of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary that is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm's intentions are to be competitive in light of the portfolio manager's experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. Each portfolio manager is eligible for an annual bonus in addition to a base salary. The bonus typically forms the majority of the individual's cash compensation and is based in part on pre-tax performance against the Small Cap Fund's relevant benchmark or peer group ranking of the portfolio over a one or three year period, with some consideration for longer time periods. In addition to any bonus, Oppenheimer Capital utilizes two long-term incentive plans. The first plan is an Allianz Global Investors Plan for key employees. The plan provides awards that are based on the Compound Annual Growth Rate (CAGR) of Oppenheimer Capital over a period between one year or over a three year period as well as the collective earnings growth of all the asset management companies of Allianz Global Investors. The second plan is a deferred retention award for key investment professionals. The deferred retention award typically vests over a three year period and is typically invested in the fund(s) that the individual manages.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Oppenheimer Capital's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of June 30, 2008, in addition to the Small Cap Fund, Oppenheimer Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael Corelli	2	$406.4 million	0	$0	2	$5.5 million
Eric Sartorius (co-PM on Registered Investment Companies)	2	$406.4 million

None of the accounts listed above is subject to a performance-based advisory fee.

Conflicts of Interests. The potential for conflicts of interests exists when portfolio managers are responsible for managing other accounts that have similar investment objectives and strategies as the Small Cap Fund. Potential conflicts include, for example conflicts between investment strategies and conflicts in the allocation of investment opportunities. Typically, client portfolios having similar strategies are managed by portfolio managers in the same group using similar objectives, approach and philosophy. Therefore, portfolio holdings, relative position size and industry and sector exposures tend to be similar across portfolios with similar strategies, which minimizes the potential for conflicts of interest.

Oppenheimer Capital may receive more compensation with respect to certain accounts managed in a similar style than that received with respect to the Small Cap Fund or may receive compensation based in part on the performance of certain similarly managed accounts. This may create a potential conflict of interest for Oppenheimer Capital or its portfolio managers by providing an incentive to favor these types of accounts when for example, placing securities transactions. Similarly, it could be viewed as having a conflict of interest to the extent that Oppenheimer Capital or an affiliate has a proprietary investment in an account managed in a similar strategy, or the portfolio manager has personal investments in similarly managed strategies. Potential conflicts of interest many arise with both the aggregation and allocation of investment opportunities because of market factors or investment restrictions imposed upon Oppenheimer Capital by law, regulation, contract or internal policies. The allocation of aggregated trades, in particular those that were partially completed due to limited availability, could also raise a conflict of interest, as Oppenheimer Capital could have an incentive to allocate securities that are expected to increase in value to favored accounts, for example, initial public offerings of limited availability. Another potential conflict of interest may arise when transactions for one account occurs after transactions in a different account in the same or different strategy thereby increasing the value of the securities when a purchase follows a purchase of size in another account or similarly decreasing the value if it is a sale. Oppenheimer Capital also manages accounts that may engage in short sales of securities of the type in which the Small Cap Fund invests, Oppenheimer Capital could be seen as harming the performance of the Small Cap Fund for the benefit of the accounts engaging in the short sales if the short sales cause the market value of the securities to fall.

Oppenheimer Capital or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments due to liquidity or other concerns or regulatory restrictions. Such policies may preclude the Small Cap Fund from purchasing a particular security or financial instrument, even if such security or financial instrument would otherwise meet the Small Cap Fund's objectives.

Oppenheimer Capital and its affiliates' objectives are to meet their fiduciary obligation with respect to all clients. Oppenheimer Capital and its affiliates have policies and procedures that are reasonably designed to seek to manage conflicts. Oppenheimer Capital and its affiliates monitor a variety of areas, including compliance with fund guidelines, trade allocations, and compliance with the respective Code of Ethics. Allocation policies and procedures are designed to achieve a fair and equitable allocation of investment opportunities among its client over time.

Orders for the same equity security traded through a single trading desk or system are typically aggregated on a continual basis throughout each trading day consistent with Oppenheimer Capital's best execution obligation for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated on a pro-rata average price basis, subject to certain limited exceptions.

There are no other changes in the portfolio management of the Small Cap Fund.

Change in Sub-Adviser for the Small/Mid Cap Equity Fund

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," all references to Delaware Management Company's management of the Small/Mid Cap Equity Fund are hereby deleted. In addition, the paragraph relating to Wells Capital Management Inc. is hereby deleted and replaced with the following:

WELLS CAPITAL MANAGEMENT INC.—Wells Capital Management Inc. ("Wells Capital") serves as a Sub-Adviser to the Small/Mid Cap Equity and Core Fixed Income Funds. Wells Capital became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," all references to Delaware Management Company's management of the Small/Mid Cap Equity Fund are hereby deleted. In addition, the text relating to Wells Capital Management Inc. is hereby deleted and replaced with the following:

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Small/Mid Cap Equity and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Core Fixed Income Funds. The following information relates to the period ended June 30, 2008.

The compensation structure for Wells Capital's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectus.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Core Fixed Income Funds' most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity or Core Fixed Income Fund.

Other Accounts. As of June 30, 2008, in addition to the Small/Mid Cap Equity and Core Fixed Income Funds, Wells Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
William Stevens	7	$3.5 billion	2	$1.4 billion	41		$10.6 billion
					2	*	$2.6 billion*
Tom O'Connor	6	$3.2 billion	2	$1.4 billion	35		$10.6 billion
					2	*	$2.6 billion*
Lynne Royer	5	$2.7 billion	2	$1.4 billion	36		$10.5 billion
					2	*	$2.6 billion*
Troy Ludgood	8	$2.7 billion	2	$1.4 billion	34		$10.5 billion
					2	*	$2.6 billion*
Stuart O. Roberts	5	$1,104 million	2	$67 million	16		$1,313 million
					3	*	$2,484 million*
Jerome C. Philpott	5	$1,104 million	2	$67 million	14		$1,313 million
					3	*	$2,484 million*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Wells Capital's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

There are no other changes in the portfolio management of the Small/Mid Cap Equity Fund.

Change in Sub-Adviser for the High Yield Bond Fund

In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the paragraph relating to Delaware Management Company is hereby deleted and replaced with the following:

DELAWARE MANAGEMENT COMPANY—Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, serves as a sub-adviser for a portion of the assets of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. Delaware Investments, which is the marketing name for DMC, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the text relating to Delaware Management Company is hereby deleted and replaced with the following:

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds. The following information relates to the period ended March 31, 2008.

Each portfolio's manager's compensation consists of the following:

BASE SALARY—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

BONUS—(Mr. Van Harte, Mr. Bonavico, Mr. Prislin and Mr. Ericksen only) Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Amended and Restated Delaware Investments Inc. Incentive Compensation Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

(Mr. Loome only) Due to transitioning of responsibilities of our fixed income managers over the past year, some of the managers' bonuses may have been guaranteed for the past year. It is anticipated that going forward an objective component will be added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. Generally, 60%-75% of the bonus is quantitatively determined. For more senior portfolio managers, a higher percentage of the bonus is quantitatively determined. For investment companies, each manager is compensated according the Fund's Lipper or Morningstar peer group percentile ranking on a one-year, three-year, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the Frank Russell and Callan Associates databases (or similar sources of relative performance data) on a one-year, three-year, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining 25%-40% portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

DEFERRED COMPENSATION—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

STOCK OPTION INCENTIVE PLAN/EQUITY COMPENSATION PLAN—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards and restricted stock units relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan. In addition, certain managers may be awarded restricted stock units, or "performance shares," in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc. is, in turn, an indirect, wholly-owned subsidiary of Lincoln National Corporation.

The Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan was established in 2001 in order to provide certain employees of the Manager with a more direct means of participating in the growth of the Manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Subject to the terms of the plan, restricted stock units typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the restricted stock awards will be issued after vesting. Awards are granted under the plan from time to time by the investment manager in its full discretion. Awards may be based in part on seniority. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. Shares issued upon the exercise of such options or vesting of restricted stock units must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder from time to time, as the case may be.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

OTHER COMPENSATION—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of the end of the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds' most recently completed fiscal year, DMC's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Diversified Alpha or High Yield Bond Fund.

Other Accounts. As of March 31, 2008, in addition to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds, DMC's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows. Any accounts managed in a personal capacity appear under "Other Accounts" and the information is current as of the most recent calendar quarter-end in which account statements are available.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jeffrey S. VanHarte	19	$4.3 billion	0	$0	54		$9.1 billion
					2	*	$677.0 million
Christopher J. Bonavico	24	$4.3 billion	0	$0	57		$9.1 billion
					2	*	$677.0 million
Daniel J. Prislin	18	$4.3 billion	0	$0	54		$9.1 billion
					2	*	$677.0 million
Christopher M. Ericksen	19	$4.3 billion	0	$0	52		$9.1 billion
					2	*	$677.0 million
Kevin P. Loome	18	$7.3 billion	0	$0	5		$729.2 million

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Individual portfolio managers may perform investment management services for Other Accounts similar to those provided to the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds and the investment action for each account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Large Cap, Large Cap Diversified Alpha and High Yield Bond Funds may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple accounts.

Two of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

There are no other changes in the portfolio management of the High Yield Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-508 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Screened World Equity Ex-US Fund

Supplement Dated July 16, 2008
to the Class A Shares Prospectus Dated December 11, 2007

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for the Screened World Equity Ex-US Fund

The Prospectus is hereby amended and supplemented to reflect the following change in the portfolio management of the Screened World Equity Ex-US Fund. In the section entitled "Sub-Advisers and Portfolio Managers," the following paragraph is hereby added:

Principal Global Investors, LLC: Principal Global Investors, LLC (PGI), located at 801 Grand Avenue, Des Moines, Iowa 50392, serves as a Sub-Adviser to the Screened World Equity Ex-US Fund. A team of investment professionals manages the portion of the Screened World Equity Ex-US Fund's assets allocated to PGI. This team consists of Paul H. Blankenhagen, CFA, and Juliet Cohn. Each member of this team is responsible for implementing all security selection and portfolio construction decisions. Mr. Blankenhagen, a Portfolio Manager, joined PGI in 1992 as an equity analyst and was named a Portfolio Manager in 2000. He is responsible for leading the ongoing management of the international core, international diversified and international value equity portfolios. Ms. Cohn, a Portfolio Manager, joined PGI in 2003 as a portfolio manager and is responsible for co-managing core international equity portfolios with a primary focus on Europe.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-509 (7/08)

SEI INSTITUTIONAL INVESTMENTS TRUST

Screened World Equity Ex-US Fund

Supplement Dated July 16, 2008
to the Statement of Additional Information ("SAI") Dated December 11, 2007

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Adviser for the Screened World Equity Ex-US Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Screened World Equity Ex-US Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added:

PRINCIPAL GLOBAL INVESTORS, LLC—Principal Global Investors, LLC ("PGI") serves as a Sub-Adviser to a portion of the assets of the Screened World Equity Ex-US Fund. PGI, a Delaware limited liability company, was founded in 1879 and is a wholly-owned indirect subsidiary of Principal Financial Group, Inc., a Delaware corporation.

In addition, in the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following text is hereby added:

PGI

Compensation.  SIMC pays PGI a fee based on the assets under management of the Screened World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between PGI and SIMC. PGI pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Screened World Equity Ex-US Fund. The following information relates to the period ended June 30, 2008.

PGI offers a globally competitive salary and incentive compensation plan that are evaluated annually relative to other top-tier asset management firms. Percentages of base salary versus performance bonus vary by position but are based on national market data and are consistent with industry standards. Total cash compensation is targeted to be consistent with the national averages. The primary driver for incentive compensation for our investment professionals is investment performance relative to appropriate client benchmarks and peer groups.

All investment staff members are eligible for incentive bonuses and broad-based stock option programs. In 2008, PGI introduced a supplemental profit sharing plan for select senior members of the investment team. This plan will provide additional long-term incentives in the form of restricted stock units tied specifically to growth and profitability of the equities group. Lastly, members of senior management, lead portfolio managers and other senior investment professionals such as research directors and senior analysts are also eligible for restricted stock grants.

The incentive compensation program is aligned with client goals and objectives. Typically, ninety percent of incentive compensation for portfolio managers and sixty percent of incentive compensation for analysts are determined directly on the basis of relative performance versus appropriate client benchmarks and peer groups. Results are measured over rolling one-year, two-year, and three-year periods consistent with appropriate risk management standards. The remaining portion of incentive compensation is based on a combination of individual results and overall firm results. Overall firm results are driven primarily by aggregate investment performance across asset classes relative to benchmarks and peers, in addition to financial results and new business development.

Ownership of Fund Shares.  As of the end of the Screened World Equity Ex-US Fund's most recently completed fiscal year, PGI's portfolio managers did not beneficially own any shares of the Screened World Equity Ex-US Fund.

Other Accounts.  As of December 31, 2007, in addition to the Screened World Equity Ex-US Fund, PGI's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Paul Blankenhagen	2		$2,728,602,133		2		$3,908,311,263		4		$358,207,441
	0	*	$0	*	0	*	$0	*	0	*	$0	*
Juliet Cohn	2		$2,728,602,133		2		$3,908,311,263		4		$358,207,441
	0	*	$0	*	0	*	$0	*	0	*	$0	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  PGI's portfolio managers' management of other accounts (collectively, the "Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Screened World Equity Ex-US Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Screened World Equity Ex-US Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Screened World Equity Ex-US Fund. PGI does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, PGI believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of PGI's portfolio managers' day-to-day management of the Screened World Equity Ex-US Fund. Because of their positions with the Screened World Equity Ex-US Fund, the portfolio managers know the size, timing and possible market impact of Screened World Equity Ex-US Fund trades. It is theoretically possible that PGI's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Screened World Equity Ex-US Fund. However, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of PGI's portfolio managers' management of the Screened World Equity Ex-US Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Screened World Equity Ex-US Fund. This conflict of interest may be exacerbated to the extent that PGI or its portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts (many of which receive a base and incentive fee) than from the Screened World Equity Ex-US Fund. Notwithstanding this theoretical conflict of interest, it is PGI's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while PGI's portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Screened World Equity Ex-US Fund, such securities might not be suitable for the Screened World Equity Ex-US Fund given its investment objectives and related restrictions.

There are no other changes in the portfolio management of the Screened World Equity Ex-US Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-510 (7/08)